UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): November 3, 2000


                            TRIARC COMPANIES, INC.
                            ----------------------
              (Exact Name of Registrant as Specified in Charter)


              Delaware               1-2207               38-0471180
              --------              -------               ----------
          (State or other         (Commission            (IRS Employer
          jurisdiction of        File Number)         Identification No.)
          incorporation)


                         280 Park Avenue
                      New York, New York                   10017
              ------------------------------------      --------
            (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code:  (212) 451-3000




                         -----------------------------
                       (Former Name or Former Address, if

                          Changed Since Last Report)




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

         99.1  Press release dated November 3, 2000.



                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRIARC COMPANIES, INC.



Date: November 3, 2000             By:    BRIAN L. SCHORR
                                          ------------------------
                                          Brian L. Schorr
                                          Executive Vice President
                                          and General Counsel




                                    Exhibit Index

Exhibit
No.                 Description                           Page No.
---------           -----------                           --------


 99.1     Press release dated November 3, 2000.